Exhibit 10.5

EXECUTION VERSION
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
     This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the “Amendment”) executed as of the 15th day of April, 2005, by and among RANGE RESOURCES CORPORATION, a Delaware corporation (“Company”), GREAT LAKES ENERGY PARTNERS, L.L.C., a Delaware limited liability company (“GLEP”, together with the Company and each of their respective successors and permitted assigns, the “Borrowers” and each a “Borrower”), JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Illinois)), a national banking association (“JPMorgan Chase”), each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Amendment) or which may from time to time become a party to the Credit Agreement pursuant to the provisions of Section 29 thereof or any successor or permitted assignee thereof (hereinafter collectively referred to as “Lenders”, and individually, “Lender”), JPMorgan Chase, as Administrative Agent (in its capacity as Administrative Agent and together with its successors in such capacity, “Agent”). Capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in that certain Second Amended and Restated Credit Agreement dated as of June 23, 2004, by and among Borrower, Agent and Lenders (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).
WITNESSETH:
     WHEREAS, the Borrowers have requested that the Agent and the Lenders amend the Credit Agreement to (i) extend the Maturity Date and (ii) increase the Borrowing Base; and Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth; and
     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrowers, Agent and the Lenders, hereby agree as follows:
SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.
     1.1 Amended Definitions. The following definitions set forth in Section 1 of the Credit Agreement shall be and they hereby are amended in their entirety to read as follows:
     Lender or Lenders are used herein as defined in the preamble hereof and notwithstanding anything to the contrary in any Security Instrument, for purposes of identifying the beneficiaries of any Lien granted under any Security Instrument, the terms “Lender” and “Lenders” shall mean the Persons who are from time to time a “Lender” or “Lenders” as defined in the
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preamble hereof and the Lender Counterparties.
     Maturity Date shall mean January 1, 2009.
     1.2 Borrowing Base. Section 7(a) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
          (a) Borrowing Base. Subject to Section 7(b) hereof, the Borrowing Base shall be $600,000,000.
     1.3 Pricing Schedule. The Pricing Schedule to the Credit Agreement shall be amended in its entirety by substituting the Pricing Schedule which is attached hereto.
     1.4 Annex A. Annex A to the Credit Agreement shall be amended in its entirety by substituting Annex A which is attached hereto.
SECTION 2. Allocation of Borrowing Base Increase and Commitment Percentage Adjustment. The Lenders have agreed among themselves to allocate the Borrowing Base increase contemplated by this Amendment among Harris Nesbitt Financing, Inc., Natexis Banques Populaires, Key Bank, Wachovia Bank, National Association and The Frost National Bank and to increase their interests in the Commitments and the Loans accordingly. After such reallocation of the Commitments, on the date hereof, the Lenders shall own the Commitment Percentages set forth on Annex A to the Credit Agreement. Each Lender shall surrender its existing Note and be issued a new Note in a face amount equal to such Lender’s Commitment Percentage times $600,000,000. Each said Note to be in the form of Exhibit “B” to the Credit Agreement with appropriate insertions. The funds delivered to Agent by Harris Nesbitt Financing, Inc., Natexis Banques Populaires, Key Bank, Wachovia Bank, National Association and The Frost National Bank to increase their interests in the Commitments and the Loans shall be allocated such that after giving effect to such allocation each of the Lenders shall own the Commitment Percentages set forth on Annex A to the Credit Agreement.
SECTION 3. Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.
     3.1 Execution and Delivery. Each Borrower and each Guarantor shall have executed and delivered this Amendment and each Borrower shall have executed and delivered the fee letter in form and substance satisfactory to Agent.
     3.2 Representations and Warranties. The representations and warranties of each Borrower under this Amendment are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties relate solely to an earlier date).
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     3.3 No Event of Default. No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default.
     3.4 Other Documents. The Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Agent.
     3.5 Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for the Agent retained at the expense of the Borrowers.
     3.6 Guaranty and Pledge Agreement. The Company shall cause (a) RB Operating Company, a Delaware corporation (“RBOC”) to execute and deliver to Agent a Guaranty, (b) RBOC to deliver to Agent (1) an executed officers certificate certifying the names of the officers of RBOC authorized to sign Loan Documents on behalf of RBOC, together with the true signatures of each such officer, (2) evidence of the existence and good standing for RBOC in its jurisdiction of incorporation and evidence of its qualification in each other jurisdiction in which its failure to be qualified could reasonably be expected to have a Material Adverse Effect, (3) copies of the Organizational Documents for RBOC together with all amendments thereto, appropriately certified by governmental authority in the jurisdiction of incorporation of RBOC as being true, correct and complete and (4) evidence satisfactory to the Agent of the compliance by the Borrowers and each Person of their obligations under the pledge agreements and the other Security Instruments required under Section 6 of the Credit Agreement (including, without limitation, their obligations to execute and deliver UCC financing statements, originals of securities or instruments as provided therein); and (c) Range Energy I, Inc. to deliver to Agent a fully executed pledge agreement covering all of the issued and outstanding Capital Stock of RBOC in form and substance satisfactory to the Agent.
     3.7 Borrowing Base Increase and Extension Fees. In addition to the fees set forth in that certain fee letter, dated of even date hereof, the Borrowers shall pay to the Agent, (i) for the ratable benefit of the Lenders increasing their Commitment, a Borrowing Base increase fee equal to one-quarter of one percent (.25%) of the amount of the $25,000,000 increase in the Borrowing Base with each such increasing Lender receiving a portion of such fee equal such increasing Lender portion of the $25,000,000 increase in the Borrowing Base and (ii) for the ratable benefit of the Lenders, an extension fee equal to one-tenth of one percent (.10%) of the Commitment, which fees are due and payable on the date hereof.
SECTION 4. Representations and Warranties of Borrowers. To induce the Lenders to enter into this Amendment, the Borrowers hereby represent and warrant to the Lenders as follows:
     4.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments herein, each representation and warranty of any Borrower or any Guarantor contained in the Credit Agreement or in any of the other Loan Documents is true and
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correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date).
     4.2 Corporate Authority; No Conflicts. The execution, delivery and performance by each Borrower and each Guarantor (to the extent a party hereto or thereto) of this Amendment and all documents, instruments and agreements contemplated herein are within each such Borrower’s or such Guarantor’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Borrower or any Guarantor or result in the creation or imposition of any Lien upon any of the assets of any Borrower or any Guarantor except for Permitted Liens and otherwise as permitted in the Credit Agreement.
     4.3 Enforceability. This Amendment constitutes the valid and binding obligation of each Borrower and each Guarantor enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
SECTION 5. Miscellaneous.
     5.1 Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Each Borrower hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of such Borrower or any Guarantor under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.
     5.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     5.3 Post-Closing Covenant. On or before July 1, 2005, the Borrower and each Guarantor, where applicable, shall execute (1) any and all mortgages requested by Agent to secure the indebtedness, liabilities and obligations to the Lenders under the Loan Agreement and (2) any and all amendments to the existing mortgages to reflect the extension of the Maturity Date, both in form and substance acceptable to the Agent. Borrowers further agree that any failure to comply with and perform this covenant shall constitute an Event of Default under the Credit Agreement.
     5.4 Legal Expenses. The Borrowers hereby agree, jointly and severally, to pay all reasonable fees and expenses of special counsel to the Agent incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.
     5.5 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts
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and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until the Borrowers, the Lenders, and the Agent have executed a counterpart. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
     5.6 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     5.7 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
[Signature Pages Follow]
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     IN WITNESS WHEREOF, the parties have caused this Third Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWER:

RANGE RESOURCES CORPORATION
a Delaware corporation

By:

Name:	Roger S. Manny
Title:	Senior Vice President

GREAT LAKES ENERGY PARTNERS, L.L.C.
a Delaware limited liability company

By:	Range Holdco, Inc.
Its member

By:

Name:	Roger S. Manny
Title:	Senior Vice President

By:	Range Energy I, Inc.
Its member

By:

Name:	Roger S. Manny
Title:	Senior Vice President
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JPMORGAN CHASE BANK, N.A., formerly known as JPMorgan Chase Bank and (successor by merger to Bank One, N.A. (Illinois)), as Agent and a Lender

By:

Name:

Title:

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BANK OF SCOTLAND

By:

Name:

Title:

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CALYON NEW YORK BRANCH

By:

Name:

Title:

By:

Name:

Title:

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COMPASS BANK

By:

Name:

Title:

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FLEET NATIONAL BANK

By:

Name:

Title:

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FORTIS CAPITAL CORP.

By:

Name:

Title:

By:

Name:

Title:

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NATEXIS BANQUES POPULAIRES

By:

Name:

Title:

By:

Name:

Title:

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COMERICA BANK

By:

Name:

Title:

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HIBERNIA NATIONAL BANK

By:

Name:

Title:

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AMEGY BANK N.A. (f/k/a Southwest Bank of Texas N.A.)

By:

Name:

Title:

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HARRIS NESBITT FINANCING, INC.

By:

Name:

Title:

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KEY BANK

By:

Name:

Title:

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WACHOVIA BANK, NATIONAL ASSOCIATION

By:

Name:

Title:

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UNION BANK OF CALIFORNIA, N.A.

By:

Name:

Title:

By:

Name:

Title:

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THE BANK OF NOVA SCOTIA

By:

Name:

Title:

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THE FROST NATIONAL BANK

By:

Name:

Title:

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CONSENT AND REAFFIRMATION
     The undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Third Amendment to Second Amended and Restated Credit Agreement (the “Third Amendment”); (ii) consents to Borrower’s execution and delivery thereof; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrower to Lenders pursuant to the terms of its Guaranty in favor of Agent and the Lenders (the “Guaranty”) and (v) reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, Guarantor understands that the Lenders have no obligation to inform Guarantor of such matters in the future or to seek Guarantor’s acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such duty.
     IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of this Third Amendment.

GUARANTORS:

RANGE ENERGY I, INC. a Delaware corporation

By:

Name:	Roger S. Manny
Title:	Senior Vice President

RANGE HOLDCO, INC. a Delaware corporation

By:

Name:	Roger S. Manny
Title:	Senior Vice President

RANGE PRODUCTION COMPANY a Delaware corporation

By:

Name:	Roger S. Manny
Title:	Senior Vice President
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RANGE ENERGY VENTURES CORPORATION, a Delaware corporation

By:

Name:	Roger S. Manny
Title:	Senior Vice President

GULFSTAR ENERGY, INC. a Delaware corporation

By:

Name:	Roger S. Manny
Title:	Senior Vice President

RANGE ENERGY FINANCE CORPORATION a Delaware corporation

By:

Name:	Roger S. Manny
Title:	Senior Vice President
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RANGE PRODUCTION I, L.P. a Texas limited partnership

By:	RANGE PRODUCTION COMPANY
Its general partner

By:

Name:	Roger S. Manny
Title:	Senior Vice President

RANGE RESOURCES, L.L.C. a Oklahoma limited liability company

By:	RANGE PRODUCTION COMPANY
Its member

By:

Name:	Roger S. Manny
Title:	Senior Vice President

By:	RANGE HOLDCO, INC.
Its member

By:

Name:	Roger S. Manny
Title:	Senior Vice President
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PRICING SCHEDULE
APPLICABLE MARGIN

			Applicable Margin
			for
	Applicable Margin	Applicable Margin for	Unused
Borrowing Base Usage	for Base Rate Loans	LIBOR Loans	Commitment Fee
Greater than or equal to 90%	.50%	1.75%	.375%

Greater than or equal to 75% and less than 90%	.25%	1.50%	.375%

Greater than or equal to 50% and less than 75%	0%	1.25%	.375%

Less than 50%	0%	1.00%	.25%
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ANNEX A
COMMITMENT PERCENTAGES

LENDER	COMMITMENT PERCENTAGE
JPMorgan Chase Bank, N.A.	7.833333333%
21 South Clark Street
Mail Code IL1-0634
Chicago, Illinois 60670-0634
Attention: Jim Moore
Telephone: (312) 385-7057
Facsimile: (312) 385-7096

Bank of Scotland	7.833333333%
565 Fifth Avenue
New York, New York 10017
Attention: Ms. Shirley Vargas
Telephone: (212) 450-0875
Facsimile: (212) 479-2807

Compass Bank	4.166666667%
24 Greenway Plaza, Suite 1400
Houston, Texas 77046
Attention: Ellan Watkins
Telephone: (713) 968-8279
Facsimile: (713) 968-8292

Calyon New York Branch	7.833333333%
1301 Avenue of the Americas
New York, New York 10019
Attention: Gener David
Telephone: (212) 261-7741
Facsimile: (917) 849-5440

Fleet National Bank	7.833333333%
100 Federal Street, MA DE 10008A
Boston, Massachusetts 02110
Attention: Jeffrey Rathkamp
Telephone: (617) 434-9061
Facsimile: (617) 434-3652

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LENDER	COMMITMENT PERCENTAGE
Fortis Capital Corp.	7.833333333%
15455 North Dallas Parkway,
Suite 1400
Addison, Texas 75001
Attention: Frank Campanelli
Telephone: (203) 705-5898
Facsimile: (203) 705-5888

Natexis Banques Populaires	5.833333333%
Southwest Representative Office
333 Clay Street, Suite 4340
Houston, Texas 77002
Attention: Tanya McAllister
Telephone: (713) 759-9409
Facsimile: (713) 571-6165

Comerica Bank	7.083333333%
1601 Elm Street, 2nd Floor
Dallas, Texas 75201
Attention: Michele Jones with a copy to Cathy Watson
Telephone: (214) 969-6564
Facsimile: (214) 969-6561

Hibernia National Bank	2.500000000%
313 Carondelet Street, 10th Floor
New Orleans, Louisiana 70130
Attention: Joyce Baker
Telephone: (504) 533-5352
Facsimile: (504) 533-5434

Amegy Bank (f/k/a Southwest Bank of Texas, N.A.)	3.333333333%
4295 San Felipe
Houston, Texas 77027
Attention: Maxine Hunter
Telephone: (713) 232-6355
Facsimile: (713) 963-7467

Harris Nesbitt Financing, Inc.	7.833333333%
115 S. LaSalle Streeet
Chicago, Illinois 60603
Attention: Terri Mikula
Telephone: (312) 750-5947
Facsimile: (312) 750-6061
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LENDER	COMMITMENT PERCENTAGE
Key Bank	6.000000000%
127 Public Square
Cleveland, Ohio 44114
Attention: Anita Anders
Telephone: (216) 689-4561
Facsimile: (216) 689-5962

Wachovia Bank, National Association	6.000000000%
201 S. College, CP-9
Charlotte, NC 28288
Attention: Cynthia Rawson
Telephone: (704) 374-4425
Facsimile: (704) 715-0097

Union Bank of California, N.A.	7.083333333%
1980 Saturn Street, Mail Code
Monterey Park, California 91755
Attention: Maria Suncin
Telephone: (323) 720-2870
Facsimile: (323) 720-2252

The Bank of Nova Scotia	7.083333333%
600 Peachtree St. NE
Suite 2700
Atlanta, Georgia 30308
Attention: Jill A. Retess
Telephone: (404) 877-1544
Facsimile: (404) 888-8998

The Frost National Bank	3.916666667%
777 Main Street
Suite 100
Fort Worth, Texas 76102
Attention: Karen Moore
Telephone: (210) 420-5673
Facsimile: (210) 420-5250
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